Contact:

Robert D. Cozzone

President and Chief Executive Officer

Avidia Bancorp, Inc.

(800) 508-2265

Avidia Bancorp, Inc. Reports Second Quarter 2025 Financial Results

HUDSON, MA; August 1, 2025 – Avidia Bancorp, Inc. (the “Company”) (NYSE: “AVBC”), the holding company of Avidia Bank, today reported second quarter financial results of Assabet Valley Bancorp, the former mutual holding company of Avidia Bank. As previously reported, Assabet Valley Bancorp completed its mutual-to-stock conversion transaction effective July 31, 2025, which resulted in the Company completing its initial public offering of shares of its common stock and becoming the stock holding company of Avidia Bank.

Selected Financial Highlights for the Second Quarter of 2025

Statement of Operations:

•
Quarterly net income was $3.9 million, compared to a net loss of $11.6 million for the first quarter.
•
Quarterly net interest income increased by $1.4 million from the first quarter to $20.6 million.
•
Net interest margin increased by 15 basis points from the first quarter to 3.19%.
o
The cost of interest-bearing liabilities decreased by 13 basis points.
o
The cost of total deposits fell 14 basis points to 1.36%.
•
Provision for credit losses totaled $1.1 million.
•
Quarterly non-interest income increased by $1.5 million from the first quarter to $5.2 million.
•
Quarterly non-interest expense decreased by $2.1 million from the first quarter to $19.8 million.
o
Salaries and employee benefits decreased $2.7 million from the first quarter as there were incentive plan terminations and increased short-term incentive payouts in the previous quarter.
o
The efficiency ratio was 76.4%, compared to 95.2% in the first quarter.
•
Income tax expense was $1.2 million.

Balance Sheet:

•
Total cash and cash equivalents increased by $225 million from the first quarter, primarily related to the funds received from the IPO subscription offering.
•
Gross loans increased by $15.0 million from the first quarter to $2.25 billion.
•
Deposits increased by $309 million from the first quarter to $2.44 billion, also primarily related to funds received from the IPO subscription offering.
•
Federal Home Loan Bank advances decreased by $65 million from the first quarter to $260.0 million.
•
Total capital increased by $5.4 million from the first quarter to $191.4 million.

Asset Quality:

•
Non-accrual loans to total loans was 0.50% compared to 0.53% in the first quarter.

About Avidia Bancorp, Inc.

Avidia Bancorp, Inc. is the bank holding company of Avidia Bank. Avidia Bank is a Massachusetts-chartered stock savings bank. With headquarters in Hudson, Massachusetts, it also operates nine full-service banking offices in western Middlesex County and eastern Worcester County, in Massachusetts.

Forward-Looking Statements
Statements contained in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "outlook," "will," "should," and other similar expressions which do not relate to historical matters. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance. You should not place undue reliance on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond our control. Our actual results could differ materially from those presented in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions nationwide and in our local markets, including changes which adversely affect borrowers' ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation; conditions in the capital and debt markets; reductions in net interest income resulting from interest rate volatility and changes in the balances and mix of our loans and deposits; changes in market interest rates and real estate values; decreases in the value of securities and other assets or in deposit levels necessitating increased borrowing to fund loans and investments; competition from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents; fraud; natural disasters; the risk that we may be unsuccessful in implementing our business strategy; and the other risks and uncertainties disclosed in Avidia Bancorp, Inc.’s definitive prospectus dated May 13, 2025, as filed the U.S. Securities and Exchange Commission. Forward looking statements speak only as of the date of this release, and we do not undertake any obligation to update or revise any of them to reflect events or circumstances occurring after the date of this release or to reflect the occurrence of unanticipated events, except as may be required by applicable law or regulation.

Assabet Valley Bancorp
Selected Financial Highlights (Unaudited)
	At or for the Quarters Ended
(In thousands, except per share data)	June 30, 2025	March 31, 2025	June 30, 2024
Consolidated Financial Condition Data, (End of Period):
Total assets	$2,957,908	$2,706,631	$2,652,318
Cash and due from banks	308,586	83,082	74,064
Securities available for sale	266,249	261,946	274,900
Securities held-to-maturity	16,747	16,746	16,746
Total loans	2,248,021	2,233,033	2,145,471
Allowance for credit losses	(23,425)	(21,849)	(20,875)
Net loans	2,224,596	2,211,184	2,124,596
Bank Owned Life Insurance	36,093	35,805	35,004
Goodwill	11,936	11,936	11,936
Deposits	2,439,608	2,131,068	2,021,839
Federal Home Loan Bank advances	260,000	325,000	372,300
Subordinated Debt	27,738	27,715	27,605
Total capital	191,426	186,057	187,045
Consolidated Operating Data:
Total interest and dividend income	$31,859	$31,049	$30,893
Total interest expense	11,241	11,838	12,585
Net interest income	20,618	19,211	18,308
Provision for credit losses	1,071	17,616	(320)
Net interest income after provision for credit losses	19,547	1,595	18,628
Total non-interest income	5,246	3,727	3,445
Total non-interest expense	19,763	21,831	18,963
Income (loss) before income tax expense	5,030	(16,509)	3,110
Income tax expense (benefit)	1,158	(4,922)	759
Net income (loss)	3,872	(11,587)	2,351
Performance Ratios:
Return on average assets (annualized)	0.57%	(1.76)%	0.37%
Return on average equity (annualized)	8.20	(23.86)	4.69
Cost of deposits	1.36	1.50	1.76
Yield on loans	5.20	5.16	5.49
Interest rate spread (1)	2.76	2.62	2.46
Net interest margin(2)	3.19	3.04	3.05
Noninterest income as a percentage of average assets	0.77	0.57	0.55
Noninterest expense as a percentage of average assets	2.91	3.32	3.01
Efficiency ratio(3)	76.41	95.18	87.17
Average interest-earning assets as a percentage of average interest-bearing liabilities	124.77	122.65	127.92
Capital Ratios (Avidia Bank only):
Total equity as a percentage of total assets	7.24%	7.98%	7.89%
Total capital as a percentage of risk-weighted assets	11.41	11.18	11.64
Tier 1 capital as a percentage of risk-weighted assets	10.27	10.09	10.57
Common equity tier 1 capital as a percentage of risk-weighted assets	10.27	10.09	10.57
Tier 1 capital as a percentage of average assets	8.00	7.96	8.28
Asset Quality Ratios:
Allowance for credit losses as a percentage of total loans	1.04%	0.98%	0.97%
Allowance for credit losses as a percentage of non-performing loans	207.79	184.11	473.73
Allowance for credit losses as a percentage of non-accrual loans	207.79	184.11	473.73
Non-accrual loans as a percentage of total loans	0.50	0.53	0.21
Net recoveries (charge-offs) as a percentage of total loans	0.01	(3.08)	0.02
Total non-accruing assets as a percentage of total assets	0.38	0.44	0.17
(1)
Represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(2)
Represents net interest income as a percentage of average interest-earning assets.
(3)
Represents noninterest expenses divided by the sum of net interest income and noninterest income

Assabet Valley Bancorp
Consolidated Balance Sheets (Unaudited)
	As of			June 30, 2025 Change From
(In thousands)	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025		June 30, 2024
Assets
Cash and due from banks	$24,667	$24,282	$15,394	$385	1.6%	$9,273	60.2%
Short-term investments	283,919	58,800	58,671	225,119	382.9	225,248	383.9
Total cash and cash equivalents	308,586	83,082	74,065	225,504	271.4	234,521	316.6

Securities available for sale, at fair value	266,249	261,946	274,900	4,303	1.6	(8,651)	(3.1)
Equity securities, at fair value	-	-	13,430	-	-	(13,430)	(100.0)
Securities held to maturity, at amortized cost	16,747	16,746	16,746	1	-	1	-
Total securities	282,996	278,692	305,076	4,304	-	(22,080)	-

Federal Home Loan Bank stock, at cost	12,083	14,729	16,210	(2,646)	(18.0)	(4,127)	(25.5)

Loans held for sale	-	711	1,485	(711)	(100.0)	(1,485)	(100.0)

Total loans	2,248,021	2,233,033	2,145,471	14,988	0.7	102,550	4.8
Less: Allowance for credit losses	(23,425)	(21,849)	(20,875)	(1,576)	7.2	(2,550)	12.2
Net loans	2,224,596	2,211,184	2,124,596	13,412	0.6	100,000	4.7

Premises and equipment, net	29,098	29,020	28,133	78	0.3	965	3.4
Bank-owned life insurance	36,093	35,805	35,004	288	0.8	1,089	3.1
Accrued interest receivable	8,922	8,802	9,110	120	1.4	(188)	(2.1)
Net deferred tax asset	11,323	11,738	14,520	(415)	(3.5)	(3,197)	(22.0)
Goodwill	11,936	11,936	11,936	-	-	-	-
Mortgage servicing rights	3,253	3,289	3,483	(36)	(1.1)	(230)	(6.6)
Other assets	29,022	17,643	28,700	11,379	64.5	322	1.1
Total Assets	$2,957,908	$2,706,631	$2,652,318	$251,277	9.3%	$305,590	11.5%

Liabilities
Deposits	$2,439,608	$2,131,068	$2,021,839	$308,540	14.5%	$417,769	20.7%
Federal Home Loan Bank advances	260,000	325,000	372,300	(65,000)	(20.0)	(112,300)	(30.2)
Subordinated debt	27,738	27,715	27,605	23	0.1	133	0.5
Mortgagors' escrow accounts	3,498	3,763	3,042	(265)	(7.0)	456	15.0
Accrued expenses and other liabilities	35,638	33,028	40,487	2,610	7.9	(4,849)	(12.0)
Total liabilities	$2,766,482	$2,520,574	$2,465,273	$245,908	9.8%	$301,209	12.2%

Capital:
Retained earnings	$207,555	$203,683	$209,682	$3,872	1.9%	$(2,127)	(1.0)%
Accumulated other comprehensive loss	(16,129)	(17,626)	(22,637)	1,497	(8.5)	6,508	(28.7)
Total capital	$191,426	$186,057	$187,045	$5,369	2.9	$4,381	2.3%

Total Liabilities and Capital	$2,957,908	$2,706,631	$2,652,318	$251,277	9.3%	$305,590	11.5%

Assabet Valley Bancorp
Consolidated Statements of Operations QTD (Unaudited)

				Three Months Ended June 30, 2025 Change
	Three Months Ended			From Three Months Ended
(In thousands)	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025		June 30, 2024
Interest and dividend income:
Loans, including fees	$28,883	$28,183	$27,492	$700	2.5%	$1,391	5.1%
Securities	2,555	2,651	2,833	(96)	(3.6)	(278)	(9.8)
Other	421	215	568	206	95.8	(147)	(25.9)
Total interest and dividend income	31,859	31,049	30,893	810	2.6	966	3.1

Interest expense:
Deposits	7,242	7,731	8,285	(489)	(6.3)	(1,043)	(12.6)
Federal Home Loan Bank advances	3,647	3,792	3,985	(145)	(3.8)	(338)	(8.5)
Subordinated debt	352	315	315	37	11.7	37	11.7
Total interest expense	11,241	11,838	12,585	(597)	(5.0)	(1,344)	(10.7)

Net interest income:	20,618	19,211	18,308	1,407	7.3	2,310	12.6
Provision expense (reversal) for credit losses	1,071	17,616	(320)	(16,545)	(93.9)	1,391	(434.7)
Net interest income, after provision expense (reversal) for credit losses	19,547	1,595	18,628	17,952	1125.5	919	4.9

Non-interest income:
Customer service fees	884	901	762	(17)	(1.9)	122	16.0
Net (loss) on sale of securities available for sale	(78)	(541)	(1,366)	463	(85.6)	1,288	(94.3)
Net recognized gain on equity securities	-	-	273	-	-	(273)	(100.0)
Net write down on premises and equipment no longer in use	-	(356)	-	356	(100.0)	-	-
Payment processing income	2,079	2,192	1,798	(113)	(5.2)	281	15.6
Income on bank-owned life insurance	289	279	195	10	3.6	94	48.2
Mortgage banking income	162	16	408	146	912.5	(246)	(60.3)
Investment commissions	312	350	352	(38)	(10.9)	(40)	(11.4)
Debit card income	793	525	573	268	51.0	220	38.4
Credit card income	58	49	335	9	18.4	(277)	(82.7)
Other	747	312	115	435	139.4	632	549.6
Total non-interest income	5,246	3,727	3,445	1,519	40.8	1,801	52.3

Non-interest expense:
Salaries and employee benefits	8,909	11,566	8,701	(2,657)	(23.0)	208	2.4
Occupancy and equipment	2,042	2,018	2,384	24	1.2	(342)	(14.3)
Data processing	2,994	3,378	2,218	(384)	(11.4)	776	35.0
Professional fees	1,088	661	739	427	64.6	349	47.2
Payment processing	932	1,043	992	(111)	(10.6)	(60)	(6.0)
Deposit insurance	780	632	687	148	23.4	93	13.5
Advertising	310	265	334	45	17.0	(24)	(7.2)
Telecommunications	96	92	101	4	4.3	(5)	(5.0)
Problem loan and foreclosed real estate, net	194	112	100	82	73.2	94	94.0
Other general and administrative	2,418	2,064	2,707	354	17.2	(289)	(10.7)
Total non-interest expense	19,763	21,831	18,963	(2,068)	(9.5)	800	4.2

Income (loss) before income tax expense	5,030	(16,509)	3,110	21,539	(130.5)	1,920	61.7
Income tax expense (benefit)	1,158	(4,922)	759	6,080	(123.5)	399	52.6
Net income (loss)	$3,872	$(11,587)	$2,351	$15,459	(133.4)%	$1,521	64.7%

Assabet Valley Bancorp
Consolidated Statements of Operations YTD (Unaudited)

	Six Months Ended		Six Months Ended June 30, 2025 Change
(In thousands)	June 30, 2025	June 30, 2024	From Six Months Ended June 30, 2024
Interest and dividend income:
Loans, including fees	$57,067	$54,750	$2,317	4.2%
Securities	5,206	4,953	253	5.1
Other	636	1,038	(402)	(38.7)
Total interest and dividend income	62,909	60,741	2,168	3.6

Interest expense:
Deposits	14,973	15,872	(899)	(5.7)
Federal Home Loan Bank advances	7,439	8,344	(905)	(10.8)
Subordinated debt	667	630	37	5.9
Total interest expense	23,079	24,846	(1,767)	(7.1)

Net interest income:	39,830	35,895	3,935	11.0
Provision expense (reversal) for credit losses	18,687	310	18,377	5,928.1
Net interest income, after provision expense for credit losses	21,143	35,585	(14,442)	(40.6)

Non-interest income:
Customer service fees	1,785	1,620	165	10.2
Net (loss) on sale of securities available for sale	(619)	(1,366)	747	(54.7)
Net recognized gain on equity securities	-	1,637	(1,637)	(100.0)
Net write down on premises and equipment no longer in use	(356)	-	(356)	(100.0)
Payment processing income	4,271	3,660	611	16.7
Income on bank-owned life insurance	568	407	161	39.6
Mortgage banking income	178	858	(680)	(79.3)
Investment commissions	662	660	2	-
Debit card income	1,318	1,109	209	18.8
Credit card income	107	566	(459)	(81.1)
Other	1,060	193	867	449.2
Total non-interest income	8,974	9,344	(370)	(4.0)

Non-interest expense:
Salaries and employee benefits	20,475	17,308	3,167	18.3
Occupancy and equipment	4,060	4,468	(408)	(9.1)
Data processing	6,372	4,423	1,949	44.1
Professional fees	1,749	1,254	495	39.5
Payment processing	1,975	2,012	(37)	(1.8)
Deposit insurance	1,412	1,396	16	1.1
Advertising	575	779	(204)	(26.2)
Telecommunications	188	205	(17)	(8.3)
Problem loan and foreclosed real estate, net	306	184	122	66.3
Other general and administrative	4,484	5,031	(547)	(10.9)
Total non-interest expense	41,596	37,060	4,536	12.2

(Loss) income before income tax expense	(11,479)	7,869	(19,348)	(245.9)
Income tax (benefit) expense	(3,764)	1,973	(5,737)	(290.8)
Net (loss) income	$(7,715)	$5,896	$(13,611)	(230.9)%

Assabet Valley Bancorp
Average Balances and Average Yields And Costs (Unaudited)
	For the Quarters Ended
	June 30, 2025			March 31, 2025			June 30, 2024
(Dollars in thousands)	Average Outstanding Balance	Interest	Average Yield/Rate	Average Outstanding Balance	Interest	Average Yield/Rate	Average Outstanding Balance	Interest	Average Yield/Rate
Interest-earning assets:
Short-term investments	$67,357	$421	2.51%	$37,105	$215	2.35%	$49,032	$568	4.66%
Securities	296,321	2,555	3.46	309,608	2,651	3.47	352,204	2,833	3.24
Loans	2,229,893	28,883	5.20	2,214,952	28,183	5.16	2,015,649	27,492	5.49
Total interest-earning assets	2,593,571	31,859	4.93	2,561,665	31,049	4.92	2,416,885	30,893	5.14
Noninterest-earning assets	122,176			105,220			104,623
Total assets	$2,715,747			$2,666,885			$2,521,508

Interest-bearing liabilities:
NOW accounts	$697,452	$700	0.40%	$690,014	$813	0.48%	$605,633	$737	0.49%
Money market accounts	270,969	848	1.26	260,430	842	1.31	299,203	1,117	1.50
Regular and other savings accounts	401,215	2,278	2.28	383,017	2,098	2.22	348,440	2,231	2.58
Certificates of deposit	347,419	3,416	3.94	387,556	3,978	4.16	246,367	4,200	6.86
Total interest-bearing deposits	1,717,055	7,242	1.69	1,721,017	7,731	1.82	1,499,643	8,285	2.22
FHLB advances and other borrowings (1)	333,834	3,647	4.38	339,814	3,792	4.53	362,083	3,985	4.43
Subordinated debt	27,782	352	5.08	27,691	315	4.61	27,592	315	4.59
Total interest-bearing liabilities	2,078,671	11,241	2.17	2,088,522	11,838	2.30	1,889,319	12,585	2.68
Noninterest-bearing demand deposits	415,035			336,000			388,359
Other noninterest-bearing liabilities	33,242			45,439			43,526
Total liabilities	2,526,948			2,469,961			2,321,203
Total capital	188,799			196,924			200,305
Total liabilities and capital	$2,715,747			$2,666,885			$2,521,508

Net interest income		$20,618			$19,211			$18,308
Net interest rate spread (2)			2.76%			2.62%			2.46%
Net interest-earning assets (3)	$514,900			$473,143			$527,566
Net interest margin (4)			3.19%			3.04%			3.05%
Average interest-earning assets to interest-bearing liabilities			124.77%			122.65%			127.92%

(1)
Average balances for borrowings includes the financing lease obligation which is presented under other liabilities on the consolidated balance sheet.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(4)
Net interest margin represents net interest income divided by average total interest-earning assets.